Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Medical Systems Holdings, Inc. (“the Company”) on Form 10-K for the fiscal year ended January 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas W. Kohrs, as Chief Executive Officer of the Company, and M. James Call, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 17, 2004	By:	/s/ Douglas W. Kohrs

	Name:	Douglas W. Kohrs
	Title:	Chairman of the Board and
Chief Executive Officer

Date: March 17, 2004	By:	/s/ M. James Call

	Name:	M. James Call
	Title:	Executive Vice President and
Chief Financial Officer